Exhibit 99.2

November 2023 FOCUS: INCREASING VALUE NOW AND IN THE FUTURE

Forward-looking Statements Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions, including estimated market opportunities for our product candidates and platform technology. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: risks of our clinical trials, including, but not limited to, the costs, design, initiation and enrollment, timing, progress and results of such trials; the timing of, and our ability to submit applications for, obtaining and maintaining regulatory approvals for our product candidates; the potential advantages of our product candidates and platform technology and the potential for approval of APP13007; the rate and degree of market acceptance and clinical utility of our product candidates; our estimates regarding the potential market opportunity for our product candidates; reliance on third parties to develop and commercialize our product candidates; the risk of defects in, or returns of, our products; the ability of us and our partners to timely develop, implement and maintain manufacturing, commercialization and marketing capabilities and strategies for our product candidates; intellectual property risks; changes in legal, regulatory, legislative and geopolitical environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and our competitive position. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Eyenovia does not undertake any obligation to update any forward-looking statements. 2

3 • Horizontal delivery • Precision dose • Digital compliance capabilities Optejet® with microdose array print technology • Patented digital device platform technology • Exciting and diverse product pipeline • Multi-faceted business model that combines partnerships, licensing agreements, internal product development and sales Eyenovia (NASDAQ | EYEN) is a US based medical Eyenovia at a Glance device and ocular therapeutics company

4 Today’s Eyedropper Bottle Designed for manufacturing ease, not patient ease Over the past 125 years, changes in eyedropper design have done little to improve the usability of topical ophthalmic medications 1800’s Glass Pipette 1900’s Glass Pipette with Bulb and Separate Vial Today Integrated Bottle with Dropper Tip 1. Survey conducted in January 2023 with 100 people (19 - 65+ Age Range, Mean Age = 51YO) who regularly take eye drop medications. Respondents were asked to rank common drug forms from easiest to most difficult to administer on a 0-10 scale (0 meaning no difficulty, 10 meaning extremely difficult). Of the 11 medication types ranked, eye drops were the third most difficult behind suppositories and eye ointments. The topical ointments were ranked the easiest to administer with an average score of 1.1, and suppositories ranked the most difficult with a score of 6.48. Eye drops received an average score of 4.6. In a recent survey conducted by J. Reckner and Associates, consumers reported that taking eye drops was among the most difficult ways to self-administer medication1

5 Introducing the Optejet® Optejet® with replaceable drug cartridge Spray nozzle with 109 laser-drilled ports Shutter Activation button Ergonomic design Proprietary, pre-filled drug cartridge manufactured by Eyenovia Optejet is a drug-device combination product manufactured with a sterile-filled, replaceable drug cartridge

6 MydCombi Utilizes the Optejet® Technology Spray nozzle with 109 laser-drilled ports Mist button Proprietary, pre-filled and replaceable drug cartridge containing tropicamide and phenylephrine Fill button Base Unit with rechargeable battery Cartridge Base Proprietary, pre-filled drug cartridge manufactured by Eyenovia

7 The Optejet® Cartridge Has Been Through Extensive Sterility Testing

8 Ergonomic Design to Improve Usability Eye Dropper Bottle administration requires head-tilting, squeezing, and reliance on gravity Eye Dropper Bottle tips can touch the eye surface Optejet administration can be done horizontally with the push of a button Horizontal delivery, push button dosing and no protruding tip Optejet has a recessed nozzle, protected by a shutter when not in use to prevent cross-contamination

9 Minimal Sufficient Dosing May Improve Therapeutic Index 1 Wirta D. et al, Presentation at 2019 ASCRS meeting | 2 Ianchulev T. et al, Therapeutic Delivery 2018 | 3 Hamrah, P. et al. Cytotoxicity Evaluation for BAK-preserved Latanoprost Delivered By Drop vs. Microdose Array Print Technology. ARVO 2023 poster. New Orleans, LA| 4 The impact of precision spray dosing of netarsudil 0.02% can be seen when compared to a single drop of the same drug. 5 Arias A. et al, Patient persistence with first-line antiglaucomatous monotherapy. Clin Ophthalmol. 2010 Netarsudil 0.02% delivered via Optejet® Netarsudil 0.02% delivered via Eye Dropper Bottle Minimizes Impact of Preservatives on Ocular Tissues Minimizes Excessive Drug Exposure to Ocular Tissues When tolerability is poor, patients are very likely to discontinue their medication or put pressure on the ophthalmologist to change their treatment5 3 4 With 80% less dose volume, reduces excessive exposure to both drugs and preservatives 1,2

10 Optejet Digital Technology to Improve Delivery of Care The Optejet® is capable of automatically tracking usage Remote Patient Monitoring: More Data May Benefit All Parties PATIENT • Reminders to take medicine • Ability to track compliance progress • Opportunity for brand-specific encouragement PHYSICIAN • Ability for quicker action with more accurate data • Opportunity for billing: CPT Code (98980) for monthly check of compliance data PAYER • Cost savings: Less likely to have patient on second medication if compliance is the issue • Better outcomes: Compliance with drug therapy shown to slow disease progression1 1 Shu YH et al. Topical Medication Adherence and Visual Field Progression in Open-angle Glaucoma. J Glaucoma 2021

Pipeline US and China Markets

	Target Market	Optejet Targeted Differentiation	United States Addressable Population	United States Market $USD*	China Addressable Population	US Status	Licensee
PROPRIETARY	Pupil dilation (Mydriasis)	Ease of use, well tolerated, less systemic absorption, fast recovery time	Procedures: 108M[1]	$250M	650M[8]	MydCombi Eyenovia Commercializing	USA eyenovia China arctic vision
PROPRIETARY	Ocular Surgery Pain and Inflammation	Eyedrop: 2X day dosing, low AE incidence[10]	Procedures: 7M[2]	$200M	N/A	PDUFA March 2024	USA eyenovia
PROPRIETARY	Alternative to glasses for early presbyopia	Ease of use, convenience, low side effect incidence	7M[3]	$850M	12M[9]	Manufacturing registration batches 1Q 2024	USA eyenovia China arctic vision
	Eye Hydration	High technology delivery system	117M[4]	$3.1B	N/A	FDA device registration discussions	USA eyenovia
PARTNERED	Treatment of childhood progressive Myopia	Ease of use, digital monitoring technology, pediatrics self-dosing	3M[5]	$4.5B	50M[9A]	USA Ph3 study enrollment may be completed in 2024	USA BAUSCH + LOMB China arctic vision
POTENTIAL	Glaucoma	Digital monitoring technology, ease of use, low side effect incidence	3M[6]	$3B	20M[9]	Biocompatibility testing of potential partner's drug product	--
POTENTIAL	Dry Eye	New drug class, ease of use, fast onset	31M[7]	$3.6B	235M[9]	Positive feedback from FDA received; exploring partnership options	--

1. https://bit.ly/44BK42f | https://bit.ly/44iwR0K | 2. 2022 Delve Insights, Acute Ocular Pain Report | 3. Population of 40-55YO in the US = 60.8M A , 35% of this population has never needed corrected vision, Assumes product works in 33% of patients BA. Published by Erin Duffin, & 30, S. (2022, September 30). Population of the U.S. by sex and age 2021. Statista. Retrieved February 3, 2023, from https://bit.ly/45Rv3U6 B. What is 20/20 vision? University of Iowa Hospitals & Clinics. (n.d.). Retrieved February 3, 2023, from https://bit.ly/482g6jT | 4. https://bit.ly/3r2iOFu | 5. Theophanous C, Modjtahedi BS, Batech M, Marlin DS, Luong TQ, Fong DS. Myopia prevalence and risk factors in children. Clin Ophthalmol. 2018 Aug 29;12:1581-1587. doi: 10.2147/OPTH.S164641. PMID: 30214142; PMCID: PMC6120514. U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2021. | Banashefski B, Rhee MK, Lema GMC. High Myopia Prevalence across Racial Groups in the United States: A Systematic Scoping Review. J Clin Med. 2023 Apr 21;12(8):3045. doi: 10.3390/jcm12083045 | 6.https://bit.ly/3Rcqdwz. | 7. Frost & Sullivan, Prospectus, World Bank 370M Adjusted to fit patient criteria | 8. J&J Global Eye Health Survey 2020 | https://bit.ly/45EsCEM | 9. Frost & Sullivan, Prospectus, World Bank | 9A. Frost & Sullivan, Prospectus, World Bank 150M adjusted for the highest at risk patients, 1/3rd of children | 10. Korenfeld M, Walters T, Martel J, Nunez D, Wang L. A Phase 3 Study of APP13007 (Clobetasol Propionate Ophthalmic Nanosuspension 0.05%) to Treat Inflammation and Pain after Cataract Surgery. ASCRS presentation. San Diego. May 5-8 2023.

eyenovia
11

MydCombi™ For pupil dilation and Mydriasis

MydCombi™
(tropicamide and phenylephrine HCl ophthalmic spray) 1%/2.5%

- MydCombi is the first and only FDA-approved fixed-dose combination ophthalmic spray indicated for inducing mydriasis for diagnostic procedures and in conditions where short term pupil dilation is desired

- Pupil dilation (mydriasis) is part of a comprehensive eye exam and ocular surgery
  - - Estimated 108 million dilations in US annually
  - - Estimated $250 million US market opportunity[1]

- Eyedrops are the current standard of care and ripe for innovation
  - - Multiple eyedrops usually needed
  - - Patient discomfort and avoidance
  - - Time consuming administration and slow recovery to “normal”
  - - Cross-contamination risk



eyenovia

1. $200M annual sales of pharmaceutical mydriatic products used during 108M office-based exams ($2 * 100M) + $50M of single bottle mydriatic agents used cataract replacement surgery ($12.5 x 4M)

12

MydCombi™ Speed and simplicity with each spray

MydCombi™
(tropicamide and phenylephrine HCl ophthalmic spray) 1%/2.5%

The only FDA approved fixed-dose combination of the leading pupil dilating drugs

Reliable time to peak efficacy and dilation resolution

In clinical studies 97% of patients reported zero side effects[1]

To check on availability in your area, please go to MydCombi.com


CARTRIDGE
1 CARTRIDGE
MydCombi
(tropicamide and phenylephrine HCl ophthalmic spray) 1%/2.5%
CARTRIDGE

[1]**Indication: MYDCOMBI (tropicamide 1% and phenylephrine HCl 2.5%) ophthalmic spray is indicated to induce mydriasis for routine diagnostic procedures and in conditions where short term pupil dilation is desired. IMPORTANT SAFETY INFORMATION. CONTRAINDICATIONS:** Known hypersensitivity to any component of the formulation. **WARNINGS AND PRECAUTIONS.** FOR TOPICAL OPHTHALMIC USE. NOT FOR INJECTION. This preparation may cause CNS disturbances which may be dangerous in pediatric patients. The possibility of psychotic reaction and behavioral disturbance due to hypersensitivity to anticholinergic drugs should be considered. Mydriatics may produce a transient elevation of intraocular pressure. Significant elevations in blood pressure have been reported. Caution in patients with elevated blood pressure. Rebound miosis has been reported one day after installation. Remove contact lenses before using. **DRUG INTERACTIONS.** Atropine-like Drugs: May exaggerate the adrenergic pressor response. Cholinergic Agonists and Ophthalmic Cholinesterase Inhibitors: May interfere with the antihypertensive action of carbachol, pilocarpine, or ophthalmic cholinesterase inhibitors. Potent Inhalation Anesthetic Agents: May potentiate cardiovascular depressant effects of some inhalation anesthetic agents. **ADVERSE REACTIONS.** Most common ocular adverse reactions include transient blurred vision, reduced visual acuity, photophobia, superficial punctate keratitis, and mild eye discomfort. Increased intraocular pressure has been reported following the use of mydriatics. Systemic adverse reactions including dryness of the mouth, tachycardia, headache, allergic reactions, nausea, vomiting, pallor, central nervous system disturbances and muscle rigidity have been reported with the use of tropicamide. To report SUSPECTED ADVERSE REACTIONS, contact Eyenovia, Inc. At 1-833-393-6684 or FDA at 1-800-FDA-1088 (www.fda.gov/medwatch) www.mydcombi.com for FULL PRESCRIBING INFORMATION eyenovia

1. Wirta DL, Walters TR, Flynn WJ, Rathi S, Ianchulev T. Mydriasis with micro-array print touch-free tropicamide-phenylephrine fixed combination MIST: pooled randomized Phase III trials. Ther Deliv. 2021 Mar;12(3):201-214.

13

14 MydCombi™ First and only FDA Approved ophthalmic spray for mydriasis • Two Phase 3 clinical trials evaluated the efficacy of MYDCOMBI for achievement of mydriasis. • MYDCOMBI was statistically superior to tropicamide administered alone and phenylephrine administered alone. • Nearly all (94%) subject eyes achieved clinically significant effect by achieving pupil diameter of ≥ 6 mm at 35-minute post-dose compared to 78% of eyes administered tropicamide alone and 1.6% of eyes administered phenylephrine alone. • Clinically effective mydriasis was observed as early as 20 minutes.

APP13007 15 (Clobetasol Propionate Nanosuspension 0.05%, BID) An Important Advancement in Ocular Post-Surgical Pain and Inflammation Control FDA PDUFA date in March 2024 for the Treatment of Inflammation and Pain after Cataract Surgery • Short and mid-term revenue opportunity ($1.3B market) • Synergistic commercialization with MydCombi 2024 Post-ocular surgery treatment 2027 • Potential dry eye product in the Optejet ($3.6B market) Dry eye treatment

16 When it Comes to Post-Surgical Pain and Inflammation Management Efficacy and Dosing Matter Most Top 3 Attributes Ranking Efficacy 1.6 BID dosing 2.2 Low IOP spikes 2.4 There is an unmet medical and market need for an effective, twice-a-day therapy 1 = most important; 4 = least important J. Reckner and Associates survey conducted August 2023 with 100 Ophthalmologists performing at least 10 ocular surgeries per week. Respondents were asked to consider the description of the product mentioned with the following description: “There is a new corticosteroid that may be available next year. This new steroid would be dosed twice-daily post-ocular surgery by patients. In clinical trials, it has shown to be very effective in reducing inflammation and pain and well tolerated with a low (<2%) incidence of IOP spikes over a 14-day usage period.” What part of this description is most important to you?

17 Technology Enables This Profile - High uniformity and purity in particle size - Improved stability - Improved dispersion properties - Improved bioavailability Patented APNT nanolization provides many benefits in topical ophthalmic drug development* * https://www.formosapharma.com/technology/

18 APP13007 Demonstrates Rapid and Sustained Ocular Pain Relief* 0% 10% 20% 30% 40% 50% 60% APP13007 Placebo Percentage of Subjects Needing Rescue Meds Subjects in the clinical study experienced significant pain, with over half requiring rescue from placebo. 77% 82% 91% 44% 43% 42% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% POD4 POD8 POD15 PAIN % of Subjects Pain Free Sustained to Day 15 APP13007 Placebo *Korenfeld ASCRS Presentation 2023 | CPN-301 A Phase 3 Study of APP13007 (Clobetasol Propionate Ophthalmic Nanosuspension 0.05%) to Treat Inflammation and Pain after Cataract Surgery (Phase 3 study CPN-302 resulted in similar safety and efficacy result but is not displayed here)

19 APP13007 Demonstrates Rapid Clearance of Inflammation* 0% 33% 59% 12% 16% 0.0% 20.0% 40.0% 60.0% 80.0% POD1 POD8 POD15 INFLAMMATION % of subjects with ACC Grade=0 Sustained to Day 15 APP13007 Placebo *Korenfeld ASCRS Presentation 2023 | CPN-301 A Phase 3 Study of APP13007 (Clobetasol Propionate Ophthalmic Nanosuspension 0.05%) to Treat Inflammation and Pain after Cataract Surgery (Phase 3 study CPN-302 resulted in similar safety and efficacy result but is not displayed here)

20 Twice-A-Day Dosing Matters Preferred posology for post-cataract surgery: antibiotic, NSAID and steroid once in the morning and evening Doctors look to simplify the two week post surgical therapy to improve outcomes Post-Surgical Steroid Posology Dexamethasone 4x daily Difluprednate 4x daily Flurometholone 4x daily Loteprednol 2x-4x daily Prednisolone 2x-4x daily APP13007 2x daily https://pi.bausch.com/globalassets/pdf/PackageInserts/Pharma/Rx-Generics/Dexamethasone-Sodium-Phosphate-A-9100202-9100302.pdf https://www.accessdata.fda.gov/drugsatfda_docs/label/2008/022212lbl.pdf https://www.accessdata.fda.gov/drugsatfda_docs/label/2013/016851s063lbl.pdf https://www.accessdata.fda.gov/drugsatfda_docs/label/2012/202872lbl.pdf https://www.accessdata.fda.gov/drugsatfda_docs/label/2017/017011s047lbl.pdf

21 Well Tolerated with Low Incidence of IOP Spikes No Need to Taper Dosing Post-surgical patients need to avoid elevated IOP All Adverse Events ≥ 2.0% APP13007 (N=181) Placebo (N=197) Adverse Events n (%) # of Events n (%) # of Events Subjects with at ≥ 1 Ocular Adverse Event 29 (16.0%) 33 34 (17.3%) 50 Anterior chamber inflammation 7 (3.9%) 7 3 (1.5%) 33 Corneal oedema 3 (1.7%) 3 10 (5.1%) 10 *Korenfeld ASCRS Presentation 2023 | A Phase 3 Study of APP13007 (Clobetasol Propionate Ophthalmic Nanosuspension 0.05%) to Treat Inflammation and Pain after Cataract Surgery In the clinical trial CPN-301, one patient in the treatment group experienced an incident of elevated IOP > 21mmHg (1/181)*

22 Eyenovia Will Focus on Eyecare Professional-Centric Distribution ✓ E-prescribing to a specialty pharmacy ✓ Ensures all patients receive the product for $50 to $60 ✓ No substitutions ✓ No insurance issues ✓ No call-backs to physicians E-Prescription sent from doctor to specialty pharmacy and delivered overnight to patient

23 APP13007 – A Potential for Multiple Indications October 2023 FDA Meeting 2024 2027 March 2026 NDA filing Dry eye phase 3 studies March 2024 PDUFA Potential dry eye program 2025 May 2024 APP13007 National Launch January 2027 Dry eye approval Post surgical pain and inflammation 2026

24 Apersure™ for Presbyopia • Presbyopia is the age-related loss of near vision that occurs as the lens becomes inelastic • 18 million people aged 40 – 55 in the US have presbyopia, with roughly half never having to use glasses earlier in their lives • Apersure is a lifestyle product designed to avoid the appearance and inconvenience of reading glasses – Use “as needed” with rapid onset improvement of near vision – Easy to administer – Discreet – compatible with modern lifestyle

Apersure™ Phase 3 clinical results

- Vision-1[1] and Vision-2[2] clinical studies
  - 6.0x more patients achieved ≥ 3-line gain on a vision chart in the active group vs. placebo[3,5]
  - Well-tolerated with fewer than 2% of patients reporting moderate hyperemia[4], instillation discomfort, or brow ache
- People prefer Apersure over eyedrops
  - Among 100 presbyopic patients aged 40-55, 80% said they would prefer Apersure over the traditional eyedrop bottle[5]
  - Price sensitivity tests indicate approximately $100 for 80 doses would be well accepted



Apersure delivered via Optejet



eyenovia

1. https://clinicaltrials.gov/ct2/show/NCT04657172 | 2. https://clinicaltrials.gov/ct2/show/NCT05114486
3. Cohort of subjects with baseline DCNVA < 0.6 logMAR | 4. Resolved by 3-hours post dose | 5. Data on file

25

26 Apersure™ • Existing and future presbyopia eye drops do not fit with the business model of optometrists who use eye glass frames as a revenue source for their practice • With Apersure, optometrists can sell this Optejet based product alongside glasses as an additional benefit for their patients • Easy and neat application • Discreet on-demand dosing that lasts for 4 hours • In a market research survey consisting of 100 Optometrists across the US, Apersure was predicted to have the largest market share of approved and potential products The invisible second set of glasses 12% 15% 18% 25% 30% Apersure | Eyenovia Vuity | Abbvie CSF-1 | Orasis Acelcedine | Lenz Therapeutics Nyxol and Pilocarpine | Ocuphire Market Share of Products Predicted by Optometrists Apersure Vuity CSF-1 Acelcedine Nyxol and Pilocarpine 1. VISION-1 & 2 Studies, data on file. 2, 3. Survey conducted in May 2022 by J. Reckner and Associates, data on file.

27 Apersure™ The only presbyopia treatment with the Optejet that may enhance office economics 1. Population of 40-55YO in the US = 60.8MA , 35% of this population has never needed corrected visionB, assumes product will work for 33% of the remaining population A. Published by Erin Duffin, & 30, S. (2022, September 30). Population of the U.S. by sex and age 2021. Statista. Retrieved February 3, 2023, from https://www.statista.com/statistics/241488/population-of-the-us-by-sex-and-age/ | B. What is 20/20 vision? University of Iowa Hospitals & Clinics. (n.d.). Retrieved February 3, 2023, from https://uihc.org/health-topics/what-2020-vision Market Receptivity High among optometrists who are intrigued by the ability to sell the device through their offices; high among patients who are attracted to the benefits of the device Potential Market Size 3.5 million people1 @ $250 per year = $877M Pricing Approximately $100 per cartridge (similar to Vuity on a per-use basis); market research indicates patients would use 2.5 cartridges/year on average Reimbursement Status Cash-pay cosmeceutical; can be purchased with HSA/FSA funds

28 Apersure™ NDA Timeline NDA Filing Targeted for 1Q 2025 March 28th 2023 FDA Meeting 2024 Gen-2 Line Validation Q2 to Q3 Commercial Product (Gen-2) Manufacturing 2025 NDA Filing 1Q 2025 12-month Registration Stability Q1 2024 to Q2 2025

29 • Begins in early childhood, with genetic link1 • Elongation of sclera/retina with morbidity and vision problems2 • Urgent need for FDA-approved drug therapies to slow myopia progression • Atropine may slow myopia progression by at least 60%3 Progression of Myopic Maculopathy Normal Macula Myopic Maculopathy Affects ~25M children in the US alone, with ~5M considered to have high myopia risk4 1 Jones LA, Sinnott LT, Mutti DO, Mitchell GL, Moeschberger ML, Zadnik K. Parental history of myopia, sports and outdoor activities, and future myopia. Invest Ophthalmol Vis Sci. 2007 Aug;48(8):3524-32. 2 Eye and Contact Lens. 2004; 30 3 Chia A, Chua WH, Cheung YB, et al. Atropine for the treatment of childhood Myopia: Safety and efficacy of 0.5%, 0.1%, and 0.01% doses (Atropine for the Treatment of Myopia 2). Ophthalmology 2012;119:347-354 4 Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2019. MicroPine for Delaying Progression of Myopia in Children

30 MicroPine for Delaying Progression of Myopia in Children • Precision-dosed atropine spray developed specifically for children • Easy, daily use by children1 • Lower drug volume exposure to enhance comfort and minimize systemic exposure • Can communicate with smart devices to track treatment adherence and provide family reminders • Compliance data shows promise compared with historical treatments 1 Data on file with Eyenovia. 2 Naito 2018: Naito T, Yoshikawa K, Namiguchi K, Mizoue S, Shiraishi A, et al. (2018) Comparison of success rates in eye drop instillation between sitting position and supine position. PLOS ONE 13(9): e0204363. Patel 1995: Patel SC, Spaeth GL. Compliance in patients prescribed eyedrops for glaucoma. Ophthalmic Surg. 1995 May-Jun;26(3):233-6. Winfield, 1990: Winfield AJ, Jessiman D, Williams A, Esakowitz L. A study of the causes of non-compliance by patients prescribed eyedrops. Br J Ophthalmol. 1990 Aug;74(8):477-80. 3. Matsui, 1997: Matsui DM. Drug compliance in pediatrics. Clinical and research issues. Pediatr Clin North Am. 1997 Feb;44(1):1-14. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 5 10 15 20 25 Six-Month Daily Treatment Compliance 28 Children Age 6 – 13 YO1 Subject number Correctly Administered Doses / Total Potential Doses Average of compliance rates from published ophthalmic studies2 Average of compliance rates from published pediatric studies3

31 MicroPine Market Receptivity Very high to the device due to the potential benefits it may offer; well accepted by children in the CHAPERONE study Potential Market Size If one assumes the annual cost of these drugs is $2,400, then with 1.9 million children treated1,2 , a market size of over $4.5 billion in the US alone. Potential royalty stream of several hundred million dollars Pricing Licensed to Bausch + Lomb Reimbursement Status Licensed to Bausch + Lomb. We expect coverage to be like other ophthalmic prescription medications 1. Theophanous, C., Modjtahedi, B. S., Batech, M., Marlin, D. S., Luong, T. Q., & Fong, D. S. (2018, August 29). Myopia prevalence and risk factors in children. Clinical ophthalmology (Auckland, N.Z.). Retrieved February 3, 2023, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6120514/ 2. Bureau, U. S. C. (2022, April 7). Children data. Census.gov. Retrieved February 3, 2023, from https://www.census.gov/topics/population/children/data.html A Pediatric Therapy Designed with Children in Mind

32 Multiple Commercialization Partners Arctic Vision – A China-based ophthalmic biotech focusing on breakthrough therapies, with a leading portfolio covering pre-clinical stage to commercial stage products Licenses – MicroPine, MicroLine and MydCombi licensed for Greater China and South Korea; clinical study enrollment underway Bausch+Lomb – One of the world's largest suppliers of contact lenses, lens care products, prescription pharmaceuticals, intraocular lenses and other eye care products Licenses– MicroPine licensed for the US and Canada License agreements with a total value of over $90M in potential payments + royalties Ongoing discussions with multiple partners in glaucoma and dry eye

33 Broad Intellectual Property Portfolio • Key claims covered with multiple patents – 16 US Patents Issued; 1 pending – 95 foreign issued; 32 pending – Many in effect beyond 2031 • Clinical data and regulatory approval adds another layer of IP

34 Financial Snapshot (September 2023) Nasdaq: EYEN Common Shares Outstanding 42.9M Equity Grants Outstanding Under Stock Plans 5.3M Warrants 13.2M Fully Diluted Shares 61.4M Cash $20.7M Debt $14.1M

35 Experienced Leadership Team Bren Kern Chief Operating Officer Michael Rowe Chief Executive Officer John Gandolfo Chief Financial Officer Norbert Lowe VP, Commercial Operations Greg Bennett VP, Clinical Program Strategy and Development Malini Batheja, PhD VP, Pharm R&D and CMC Regulatory Enrico Brambilla VP, Device R&D and Engineering Lauren Gidden VP, Quality and Regulatory Affairs Rob Richardson VP, Manufacturing

36 Investment Summary • Optejet platform technology with ergonomic design facilitates ease of use and delivers precise doses • Addresses many long-term unmet clinical needs surrounding the use of conventional eye drops • Protected with a strong intellectual property portfolio • Eyenovia owns a pipeline of products in large therapeutic categories • With multiple commercial partnerships in place and more being developed • Poised for leadership as a technology partner and therapy provider in potentially huge markets • First FDA approved product May 2023 • MydCombi (tropicamide and phenylephrine HCl ophthalmic spray) 1%/2.5% • Validates the underlying Optejet technology